July 28, 2015

Dreyfus NEW YORK AMT-FREE Municipal Money Market Fund

Supplement to Summary Prospectus dated November 21, 2014

and Statutory Prospectus dated October 1, 2014, as revised November 21, 2014

The Board of Trustees for Dreyfus New York AMT-Free Municipal Money Market Fund (the “Fund”) has approved the liquidation of the Fund effective on or about October 28, 2015 (the “Liquidation Date”).  Accordingly, effective on or about August 28, 2015 (the “Closing Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be established for “sweep accounts” and by participants in group retirement plans, if any, if the Fund is established as an investment option under the plans before the Closing Date.  The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to Dreyfus TeleTransfer no longer will be accepted after October 14, 2015.  However, subsequent investments by Dreyfus-sponsored Individual Retirement Accounts and Dreyfus-sponsored retirement plans (collectively, “Dreyfus Retirement Plans”) pursuant to Dreyfus TeleTransfer or Dreyfus Automatic Asset Builder will be accepted after October 14, 2015.  Please note that checks presented for payment to the Fund’s transfer agent pursuant to the Fund’s Checkwriting Privilege on or after the Liquidation Date will not be honored.

Fund shares held on the Liquidation Date in Dreyfus Retirement Plans will be exchanged for Class 1 shares of Dreyfus Liquid Assets, Inc. (“DLA”) to avoid penalties that may be imposed on holders of Dreyfus Retirement Plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of DLA by calling 1-800-DREYFUS.